April 30, 2001

Report to Fellow Shareholders:

Continued fears of an economic slow-down, missed corporate earnings estimates and rate cuts by the Federal Reserve Board contributed to a tumultuous market for the year ended March 31, 2001. During this period, Nicholas Fund, Inc. (the "Fund") declined 16.74% compared to a decline of 21.67% in the S&P 500 Index. The Fund's performance relative to this index was influenced by the following factors: an underweighting in the technology sector which had miserable returns during this period, and an overweighting in health care, financials and more defensive type companies such as Walgreen's, which performed well in fiscal 2001. During the year, the market favored more of a value style of investing over growth due to the slowing economy.

Returns for Nicholas Fund, Inc. and selected indices are provided in the chart below for the periods ended March 31, 2001.



                                             Average Annual Total Returns
                                             ----------------------------

                                                                                  July 14,'69**
                                            1         5         10        15         31.7
                                           Year      Year      Years     Years       Years
                                           -----     ------    ------   -------     --------
Nicholas Fund, Inc.                      (16.74)%     9.03%    11.74%   11.56%       12.78%
(Distributions Reinvested)
Standard & Poor's 500 Index              (21.67)%    14.18%    14.41%   14.03%       11.99%
(Dividends Reinvested)
Consumer Price Index                       2.98%      2.53%    2.71%     3.25%        5.08%
Ending value of $10,000 invested
in Nicholas Fund, Inc.                     $8,326   $15,409   $30,351   $51,629     $452,780
(Distributions Reinvested)


Although the Fund outperformed the S&P 500 Index for the one-year period ended March 31, 2001 and over the life of the Fund, the intermediate-term results lag the S&P 500 mainly because of the Fund's underperformance in 1999 when speculative investing drove the market to unsustainable heights. Another reason for the disparity between periods is the mix of market capitalizations in which the Fund invests. Nicholas Fund, Inc. invests not only in mid- and large-cap stocks, but also in small-caps stocks, which have no meaningful representation in the S&P 500 Index. Most smaller-cap stocks have underperformed the S&P 500 for several years.
We invest in these companies because of their growth potential and our ability to invest in them at reasonable prices because they are relatively unknown.
We believe the time is right for small- and mid-sized companies to outperform.

At March 31, 2001 the Fund had 95.08% of its net assets invested in common stocks consisting of 23.59% in consumer cyclicals and staples, 20.98% in financials, 16.43% in health care, 19.40% in technology and 14.68% in various other industries. We believe the current portfolio mix is poised to take advantage of current market conditions.

Over the past two years the markets have gone from extremely speculative growth in 1999 to focus on value in 2000. In 1999, the markets paid little attention to valuations or fundamental analysis. In 2000, the hot prospects were stocks that were cheap regardless of their growth potential. We are seeing a shift in the markets, which we believe will be favorable for our investment style. Looking ahead, we think our fundamental investing style of steady growth at reasonable prices will be a winning approach. We believe consistently applying this approach offers the best outlook for the Fund's long-term results.

Thank you for your continued support.

Sincerely,

 /S/                          /s/
Albert O. Nicholas          David O. Nicholas
Co-Portfolio Manager        Co-Portfolio Manager

- Total returns are historical and include change in share price and reinvestment of dividend and capital gain distributions. Past performance is no guarantee of future results. Principal value and return will fluctuate so an investment, when redeemed, may be worth more or less than original cost.

-- Date of initial public offering. Starting time period for the Standard & Poor's 500 Index and the Consumer Price Index was June 30, 1969.


NICHOLAS FUND, INC.

Financial Highlights
(For a share outstanding throughout each period)
--------------------------------------------------------------------------


                                                                          Year ended March 31,
                                         ---------------------------------------------------------------------------------------

                                         2001     2000     1999     1998     1997     1996     1995     1994     1993     1992
                                        ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

NET ASSET VALUE,
 BEGINNING OF PERIOD .................  $84.56    $85.20   $93.98   $67.11   $63.81   $52.22   $51.10   $52.91   $49.68   $42.99
    INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ............     .20       .39      .51      .36      .40      .57      .69      .74      .75      .70
    Net gain (loss) on securities
     (realized and unrealized) .......  (11.21)     5.22     (.43)   32.67     8.64    15.68     4.46     (.68)    5.20     7.49
                                         ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
        Total from investment
         operations ..................  (11.01)     5.61      .08    33.03     9.04    16.25     5.15      .06     5.95     8.19
                                         ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
    LESS DISTRIBUTIONS:
    From net investment income .......    (.19)     (.31)    (.59)    (.36)    (.42)    (.57)    (.71)    (.82)    (.68)    (.68)
    From net capital gain ............  (19.25)    (5.94)   (8.27)   (5.80)   (5.32)   (4.09)   (3.32)   (1.05)   (2.04)    (.82)
                                         ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
         Total distributions .........  (19.44)    (6.25)   (8.86)   (6.16)   (5.74)   (4.66)   (4.03)   (1.87)   (2.72)   (1.50)
                                         ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
NET ASSET VALUE, END OF PERIOD .......  $54.11    $84.56   $85.20   $93.98   $67.11   $63.81   $52.22   $51.10   $52.91   $49.68
                                         ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                                         ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

TOTAL RETURN .........................(16.74)%     6.75%     .13%   50.98%   14.68%   32.38%   10.88%     .04%   12.41%   19.33%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)..$3,475.0  $4,900.9 $5,619.4 $5,907.2 $3,989.5 $3,655.3 $3,004.4 $2,941.2 $3,013.4 $2,234.1
Ratio of expenses to average
 net assets ..........................    .72%      .73%     .71%     .71%     .72%     .74%     .77%     .78%     .76%     .78%
Ratio of net investment income
 to average net assets ...............    .30%      .46%     .58%     .44%     .61%     .87%    1.34%    1.40%    1.53%    1.60%
Portfolio turnover rate ..............  40.64%    39.72%   25.04%   17.01%   15.18%   25.70%   29.82%   33.39%   10.20%   14.58%


The accompanying notes to financial statements are an integral part of these statements.

Top Ten Portfolio Holdings
March 31, 2001 (unaudited)
------------------------------------------------------------------------------
                                                                  Percentage
      Name                                                       of Net Assets
      ----                                                       -------------

      Nasdaq 100 Shares .......................................        4.34%
      Mercury General Corporation .............................        3.80%
      USA Networks, Inc. ......................................        3.07%
      Berkshire Hathaway Inc. - Class A .......................        2.96%
      Marshall & Ilsley Corporation ...........................        2.95%
      General Motors Corporation - Class H ....................        2.63%
      Vulcan Materials Company ................................        2.62%
      Clear Channel Communications, Inc. ......................        2.61%
      Protective Life Corporation .............................        2.42%
      American Home Products Corporation ......................        1.95%
                                                                      ------
      Total of top ten ........................................       29.35%
                                                                      ------
                                                                      ------

Schedule of Investments
March 31, 2001
-----------------------------------------------------------------------------
         Shares or                                                     Quoted
         Principal                                                     Market
          Amount                                                        Value
        ----------                                                 ------------
                                                                   (Note 1 (a))
COMMON STOCKS - 95.08%
                     Basic Materials - 2.62%
         1,946,000   Vulcan Materials Company                        91,131,180
                                                                 --------------
                     Capital Goods - 3.66%
           975,000   General Electric Company                        40,813,500
           225,000   Minnesota Mining & Manufacturing Company        23,377,500
           625,000   Tyco International Ltd.                         27,018,750
         1,810,400   Vishay Intertechnology, Inc. *                  36,026,960
                                                                 --------------
                                                                    127,236,710
                                                                 --------------
                     Communication Services - 5.38%
         1,356,882   Qwest Communications International Inc. *       47,558,714
         1,995,000   Sprint Corp (PCS Group) *                       37,905,000
           763,000   Verizon Communications                          37,615,900
         3,420,000   WorldCom, Inc. *                                63,911,250
                                                                 --------------
                                                                    186,990,864
                                                                 --------------
                     Consumer Cyclicals - Products - 1.03%
           940,700   Harley-Davidson, Inc.                           35,699,565
                                                                 --------------
                     Consumer Cyclicals - Retail - 3.39%
         2,200,000   Dollar General Corporation                      44,968,000
           320,000   Kohl's Corporation *                            19,740,800
         1,050,000   Wal-Mart Stores, Inc.                           53,025,000
                                                                 --------------
                                                                    117,733,800
                                                                 --------------
                     Consumer Cyclicals - Services - 3.70%
         1,557,350   Cintas Corporation                              61,390,737
           783,500   Fastenal Company                                42,700,750
         1,091,500   Robert Half International Inc. *                24,395,025
                                                                 --------------
                                                                    128,486,512
                                                                 --------------
                     Consumer Staples - Drug, Retail,
                      Food & Beverage - 4.33%
           965,000   CVS Corporation                                 56,442,850
         1,550,000   McDonald's Corporation                          41,152,500
         1,300,000   Walgreen Co.                                    53,040,000
                                                                 --------------
                                                                    150,635,350
                                                                 --------------
                     Consumer Staples -
                      Media & Entertainment - 10.26%
           937,500   AOL Time Warner Inc. *                          37,640,625
         1,667,600   Clear Channel Communications, Inc. *            90,800,820
         2,950,000   AT&T Corporation -
                      Liberty Media Corporation - Class A *          41,300,000
         4,460,000   USA Networks, Inc. *                           106,761,250
           711,925   Viacom Inc. - Class B *                         31,303,342
         1,700,000   Walt Disney Company (The)                       48,620,000
                                                                 --------------
                                                                    356,426,037
                                                                 --------------
                     Consumer Staples - Products - 0.88%
           920,600   Alberto-Culver Company - Class A                30,665,186
                                                                 --------------
                     Energy - 1.63%
           900,000   Anadarko Petroleum Corporation                  56,502,000
                                                                 --------------
                     Financial - Banks &
                      Diversified Financials - 9.10%
           800,000   American Express Company                        33,040,000
         1,420,666   Citigroup Inc.                                  63,901,557
         1,253,218   Fifth Third Bancorp                             66,968,837
           765,200   Freddie Mac                                     49,607,916
         1,943,963   Marshall & Ilsley Corporation                  102,660,686
                                                                 --------------
                                                                    316,178,996
                                                                 --------------
                     Financial - Brokerage &
                      Investment Management - 5.35%
             1,569   Berkshire Hathaway Inc.
                      - Class A *                                   102,691,050
         1,000,000   Merrill Lynch & Co., Inc.                       55,400,000
           518,000   Morgan Stanley Dean Witter & Co.                27,713,000
                                                                 --------------
                                                                    185,804,050
                                                                 --------------
                     Financial - Insurance - 6.51%
         4,066,500   Mercury General Corporation +                  132,161,250
         2,737,000   Protective Life Corporation                     83,943,790
           227,000   W. R. Berkley Corporation                       10,229,188
                                                                 --------------
                                                                    226,334,228
                                                                 --------------
                     Financial - Real Estate
                      Investment Trusts - 0.02%
           760,625   HomeFed Corporation *                              656,039
                                                                 --------------
                     Health Care Products - 13.44%
         1,100,000   Abbott Laboratories                             51,909,000
         1,156,000   American Home Products Corporation              67,915,000
         3,227,400   Apogent Technologies Inc. *                     65,322,576
           525,000   Eli Lilly and Company                           40,246,500
         1,281,000   Guidant Corporation *                           57,632,190
         1,023,796   Medtronic, Inc.                                 46,828,429
         1,180,000   Pfizer Inc.                                     48,321,000
           775,100   Pharmacia Corporation                           39,041,787
           953,600   Stryker Corporation                             49,825,600
                                                                 --------------
                                                                    467,042,082
                                                                 --------------
                     Health Care - Services - 2.99%
           500,725   Cardinal Health, Inc.                           48,445,144
         3,572,037   Health Management Associates, Inc.
                      - Class A *                                    55,545,175
                                                                 --------------
                                                                    103,990,319
                                                                 --------------
                     Technology - Communication
                      Equipment - 4.55%
         6,110,000   ADC Telecommunications, Inc. *                  51,935,000
           550,000   Alcatel                                         15,818,000
         2,550,000   Motorola, Inc.                                  36,363,000
           520,000   Nokia OYJ                                       12,480,000
         1,020,000   Tellabs, Inc. *                                 41,501,250
                                                                 --------------
                                                                    158,097,250
                                                                 --------------
                     Technology - Hardware - 10.34%
         2,130,000   Compaq Computer Corporation                     38,766,000
         1,050,000   Dell Computer Corporation *                     26,971,875
         1,090,000   EMC Corporation *                               32,046,000
           850,000   Hewlett-Packard Company                         26,579,500
           350,000   International Business
                      Machines Corporation                           33,663,000
         1,163,500   Intel Corporation                               30,614,594
           800,000   LSI Logic Corporation *                         12,584,000
            20,059   McDATA Corporation
                     - Class A *                                        378,613
         3,854,000   Nasdaq 100 Shares *                            150,884,100
           380,500   Plantronics, Inc. *                              6,761,485
                                                                 --------------
                                                                    359,249,167
                                                                 --------------
                     Technology - Services - 3.48%
           540,700   Automatic Data Processing, Inc .                29,403,266
         4,690,200   General Motors Corporation
                      - Class H *                                    91,458,900
                                                                 --------------
                                                                    120,862,166
                                                                 --------------
                     Technology - Software - 1.03%
         1,120,000   Rational Software Corporation *                 19,880,000
           347,500   VERITAS Software Corporation *                  16,068,400
                                                                 --------------
                                                                     35,948,400
                                                                 --------------
                     Utilities - 1.39%
           738,000   El Paso Corporation                             48,191,400
                                                                 --------------

                        TOTAL COMMON STOCKS
                         (cost $2,376,556,299)                    3,303,861,301
                                                                 --------------
SHORT-TERM INVESTMENTS - 5.22%
                     Commercial Paper - 4.81%
        10,650,000   Banta Corporation
                      6.00%, due April 2, 2001                       10,650,000
        13,000,000   Sprint Corporation
                      6.00%, due April 3, 2001                       12,997,833
         7,500,000   Heller Financial, Inc.
                      5.90%, due April 4, 2001                        7,497,542
         5,500,000   Heller Financial, Inc.
                      5.70%, due April 5, 2001                        5,497,387
         5,000,000   Marcus Corporation
                      5.70%, due April 5, 2001                        4,997,625
        22,500,000   ConAgra Foods, Inc.
                      5.75%, due April 6, 2001                       22,485,625
         9,500,000   Heller Financial, Inc.
                      5.65%, due April 6, 2001                        9,494,036
         6,500,000   ConAgra Foods, Inc.
                      5.62%, due April 9, 2001                        6,492,897
         8,000,000   Fiserv, Inc.
                      5.60%, due April 10, 2001                       7,990,044
        13,000,000   MCI WorldCom, Inc.
                      5.70%, due April 11, 2001                      12,981,475
        13,000,000   Heller Financial, Inc.
                      5.70%, due April 12, 2001                      12,979,417
         2,750,000   MCI WorldCom, Inc.
                      5.30%, due April 16, 2001                       2,744,332
        16,000,000   MCI WorldCom, Inc.
                      5.30%, due April 18, 2001                      15,962,311
         8,500,000   Fiserv, Inc.
                      5.25%, due April 20, 2001                       8,477,688
         4,000,000   A.O. Smith Corporation
                      5.25%, due April 24, 2001                       3,987,167
         6,500,000   A.O. Smith Corporation
                      5.30%, due April 25, 2001                       6,477,990
         9,500,000   Fiserv, Inc.
                      5.30%, due April 26, 2001                       9,466,433
         6,000,000   Sensient Technologies Corporation
                      5.30%, due April 27, 2001                       5,977,917
                                                                 --------------
                                                                    167,157,719
                                                                 --------------
                    Variable Rate Demand Note - 0.41%
       14,285,902   Firstar Bank U.S.A., N.A.
                     4.73%, due April 2, 2001                        14,285,902
                                                                 --------------
                         TOTAL SHORT-TERM INVESTMENTS
                          (cost $180,923,080)                       181,443,621
                                                                 --------------
                         TOTAL INVESTMENTS
                          (cost $2,557,479,379) - 100.30%         3,485,304,922
                                                                 --------------
                    LIABILITES,
                     NET OF OTHER ASSETS - (0.30)%                 (10,316,596)
                                                                 --------------
                         TOTAL NET ASSETS
                          (Basis of percentages
                          disclosed above) - 100%                $3,474,988,326
                                                                 --------------
                                                                 --------------



+This company is affiliated with the Fund as defined in Section 2(a)(3), of the Investment Company Act of 1940, in that the Fund holds 5% or more of its outstanding voting securities. (Note 5)
*Nondividend paying security.


     The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
March 31, 2001
-------------------------------------------------------------------------------
ASSETS:
    Investments in securities at market value (Note 1 (a)) --
       Nonaffiliated issuers (cost $2,542,370,280)-see
        accompanying schedule of investments.................  $3,353,143,672
       Affiliated issuers (cost $15,109,099)-see
        accompanying schedule of investments (Note 5)........     132,161,250
                                                               --------------
              Total investments..............................   3,485,304,922
                                                               --------------
    Dividends and interest receivables.......................       1,176,445
                                                               --------------
              Total assets...................................   3,486,481,367
                                                               --------------

LIABILITIES:
    Payables --
       Investment securities purchased.......................       8,685,997
       Management fee (Note 2)...............................       2,053,581
       Other payables and accrued expenses...................         753,463
                                                               --------------
              Total liabilities..............................      11,493,041
                                                               --------------
              Total net assets ..............................  $3,474,988,326
                                                               --------------
                                                               --------------

NET ASSETS CONSIST OF:
    Fund shares issued and outstanding.......................  $2,543,890,691
    Net unrealized appreciation on investments (Note 3)......     927,305,002
    Accumulated net realized book loss on investments              (2,671,726)
    Accumulated undistributed net investment income..........       6,464,359
                                                               --------------
                                                               $3,474,988,326
                                                               --------------
                                                               --------------

NET ASSET VALUE PER SHARE ($.50 par value, 200,000,000
    shares authorized), offering price and redemption price
    ($3,474,988,326 ./. 64,217,542 shares outstanding).......          $54.11
                                                                       ------
                                                                       ------


     The accompanying notes to financial statements are an integral part of this statement.


Statement of Operations
For the year ended March 31, 2001
-------------------------------------------------------------------------------

INCOME:
    Dividends --
       Nonaffiliated issuers................................     $ 22,757,026
       Affiliated issuers (Note 5)..........................        4,990,831
    Interest................................................       16,292,906
                                                                 ------------
                                                                   44,040,763
                                                                 ------------

EXPENSES:
    Management fee (Note 2).................................       28,176,865
    Transfer agent fees.....................................        2,180,906
    Postage and mailing.....................................          281,384
    Custodian fees..........................................          219,959
    Printing................................................          112,910
    Registration fees.......................................          104,416
    Pricing and accounting fees.............................           35,003
    Legal fees..............................................           32,186
    Telephone...............................................           25,612
    Audit and tax consulting fees...........................           23,775
    Directors' fees.........................................           13,936
    Insurance...............................................            5,890
    Other operating expenses................................            1,501
                                                                 ------------
                                                                   31,214,343
                                                                 ------------
       Net investment income................................       12,826,420
                                                                 ------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS:
    Nonaffiliated issuers...................................      293,057,104
    Affiliated issuers (Note 5).............................      (53,924,603)
                                                                 ------------
                                                                  239,132,501
                                                                 ------------

NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS......     (971,846,264)
                                                                 ------------
    Net realized and unrealized loss on investments.........     (732,713,763)
                                                                 ------------
    Net decrease in net assets resulting from operations....    $(719,887,343)
                                                                 ------------
                                                                 ------------



         The accompanying notes to financial statements are an integral part of this statement.


Statements of Changes in Net Assets
For the years ended March 31, 2001 and 2001
------------------------------------------------------------------------------

                                                                              2001                      2000
                                                                         --------------           ---------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income..............................................  $   12,826,420            $   24,088,499
    Net realized gain on investments...................................     239,132,501               943,646,604
    Net decrease in unrealized appreciation on investments.............    (971,846,264)             (657,712,416)
                                                                         --------------            --------------
             Net increase (decrease) in net assets resulting
              from operations..........................................    (719,887,343)              310,022,687
                                                                         --------------            --------------

DISTRIBUTIONS TO SHAREHOLDERS:
    Distribution from net investment income............................     (11,371,998)              (19,670,553)
    Distribution from net realized gain on investments.................  (1,110,101,606)             (384,359,917)
                                                                         --------------            --------------
             Total distributions.......................................  (1,121,473,604)             (404,030,470)
                                                                         --------------            --------------

CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares issued
     (2,288,056 and 3,201,699 shares, respectively)....................     158,839,983               260,402,343
    Reinvestment of distributions
     (15,176,239 and 4,460,866 shares, respectively)....................  1,025,674,689               374,800,666
    Cost of shares redeemed
     (11,205,936 and 15,655,897 shares, respectively)..................    (769,071,594)           (1,259,669,228)
                                                                         --------------            --------------
             Increase (decrease) in net assets derived from
              capital share transactions...............................     415,443,078              (624,466,219)
                                                                         --------------            --------------
             Total decrease in net assets..............................  (1,425,917,869)             (718,474,002)
                                                                         --------------            --------------

NET ASSETS:
    Beginning of year..................................................   4,900,906,195             5,619,380,197
                                                                         --------------            --------------
    End of year........................................................  $3,474,988,326            $4,900,906,195
                                                                         --------------            --------------
                                                                         --------------            --------------


          The accompanying notes to financial statements are an integral part of these statements.


Notes to Financial Statements
March 31, 2001
-----------------------------------------------------------------------------
(1) Summary of Significant Accounting Policies --
    Nicholas Fund, Inc. (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. To achieve its objective, the Fund invests in a diversified list of common stocks having growth potential. The following is a summary of the significant accounting policies of the Fund.

    (a) Each equity security is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the last bid price. Most debt securities, excluding short-term investments, are valued at current evaluated bid price. Variable rate demand notes are valued at cost which approximates market value. U.S. Treasury Bills and commercial paper are stated at market value with the resultant difference between market value and original purchase price being recorded as interest income. Investment transactions are generally recorded no later than the first business day after the trade date. Cost amounts, as reported on the schedule of investments and the statement of assets and liabilities, are the same for federal income tax purposes.

    (b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

    (c) Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

    (d) The amount of dividends and distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these book and tax differences are permanent in nature, such amounts are reclassified among fund shares issued and outstanding, accumulated undistributed net realized gain on investments and accumulated undistributed net investment income. Accordingly, at March 31, 2001, no reclassifications were recorded.

         The Fund hereby designates approximately $242,000,000 as long-term capital gain for the purposes of the dividends paid deduction.

    (e) Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at fair market value on date of distribution.

    (f) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.
    (g) The revised AICPA Audit and Accounting Guide for Investment Companies is effective for fiscal years beginning after December 15, 2000. While adoption of this revised guide will impact the presentation of the financial statements, management does not expect it to have a material impact on the operations of the Fund.

(2) Investment Adviser and Management Agreement --
    The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the investment adviser based on .75 of 1% on an annual basis of the average net asset value up to and including $50 million and .65 of 1% on an annual basis of the average net asset value in excess of $50 million. Also, the investment adviser may be reimbursed for clerical and administrative services rendered by its personnel. This advisory agreement is subject to an annual review by the Directors of the Fund.

(3) Net Unrealized Appreciation --
    Aggregate gross unrealized appreciation (depreciation) as of March 31, 2001, based on investment cost for federal tax purposes is as follows:

         Aggregate gross unrealized appreciation on investments.......  $1,256,429,337
         Aggregate gross unrealized depreciation on investments.......    (329,124,335)
                                                                        --------------
              Net unrealized appreciation.............................  $  927,305,002
                                                                        --------------
                                                                        --------------

(4) Investment Transactions --
    For the year ended March 31, 2001, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $1,671,619,618 and $2,312,177,427, respectively.



Notes to Financial Statements (Continued)
March 31, 2001
------------------------------------------------------------------------------

(5) Transactions with Affiliates --
    Following is an analysis of fiscal 2001 transactions with "affiliated companies" as defined by the Investment Company Act of 1940:

                                                                                                        Amount of
                                                                                                         Capital
                                                                                           Amount of    Gain (Loss)
                                                                                           Dividends     Realized
                                                         Share Activity                    Credited      on Sale
                                           --------------------------------------------    to Income    of Shares
                                             Balance                            Balance    in Fiscal    in Fiscal
    Security Name                            3/31/00   Purchases      Sales     3/31/01       2001         2001
    -------------                           ---------  ---------     -------   ---------   ---------    ----------
    Mercury General Corporation             4,237,400       --       170,900   4,066,500   4,104,239     5,230,418
    National HealthCare Corporation (a)     1,099,452       --     1,099,452        --          --     (21,216,529)
    National Health Investors, Inc. (a)     1,385,300       --     1,385,300        --       886,592   (37,938,492)
                                                                                          ----------  ------------
                                                                                          $4,990,831  $(53,924,603)
                                                                                          ----------  ------------
                                                                                          ----------  ------------


(a) As of March 31, 2001, the Fund is no longer affiliated with this company.




Report of Independent Public Accountants
--------------------------------------------------------------------
--------------------------------------------------------------------
To the Shareholders and Board of Directors of Nicholas Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities of NICHOLAS FUND, INC. (a Maryland corporation), including the schedule of investments, as of March 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas Fund, Inc. as of March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principals generally accepted in the United States.

                               ARTHUR ANDERSEN LLP
Milwaukee, Wisconsin,
April 27, 2001.


Historical Record (Unaudited)
-----------------------------------------------------------------------------

                                            Net Investment
                                   Net          Income         Capital Gain     Dollar Weighted   Growth of an
                               Asset Value   Distributions    Distributions    Price/Earnings  Initial $10,000
                                Per Share      Per Share        Per Share        Ratio**         Investment***
                               -----------   -------------    -------------    ---------------- ---------------

July, 14, 1969*..............   $ 6.59        $  --            $  --               --            $ 10,000
March 31, 1985 ..............    29.24         0.6420           1.5760            13.2 times       69,858
March 31, 1986 ..............    35.26         0.5750           0.6100            15.8             87,699
March 31, 1987 ..............    39.94         0.8820           0.1870            16.3            102,387
March 31, 1988 ..............    32.15         1.8400           4.0340            14.1             98,557
March 31, 1989 ..............    35.27         1.0250           0.4510            13.2            113,155
March 31, 1990 ..............    37.72         0.9240           1.0540            14.9            127,360
March 31, 1991 ..............    42.99         0.7900           0.2250            16.9            149,180
March 31, 1992 ..............    49.68         0.6790           0.8240            19.4            178,011
March 31, 1993 ..............    52.91         0.6790           2.0420            18.5            200,098
March 31, 1994 ..............    51.10         0.8175           1.0470            16.7            200,182
March 31, 1995 ..............    52.22         0.7070           3.3170            17.2            221,970
March 31, 1996 ..............    63.81         0.5650           4.0945            21.0            293,836
March 31, 1997 ..............    67.11         0.4179           5.3166            21.7            336,973
March 31, 1998 ..............    93.98         0.3616           5.8002            30.0            508,762
March 31, 1999 ..............    85.20         0.5880           8.2716            31.7            509,446
March 31, 2000 ..............    84.56         0.3114           5.9433            37.3            543,813
March 31, 2001 ..............    54.11         0.1900(a)       19.2500(a)         26.6            452,780

  *Date of Initial Public Offering.                          (a) Paid $0.0900 in net investment income and
 **Based on latest 12 months accomplished earnings.              $15.4500 in capital gains on June 19, 2000 to
***Assuming reinvestment of all distributions.                   shareholders of record June 16, 2000.
                                                                 Paid $0.1000 in net investment income and
   Range in quarter end price/earnings ratios since              $3.8000 in capital gains on December 22, 2000
     December 31, 1974                                           to shareholders of record December 21, 2000
           High                     Low
   --------------------      -------------------
   March 31, 2000  37.3      March 31, 1982  8.3







AUTOMATIC INVESTMENT PLAN - AN UPDATE (unaudited)
-------------------------------------------------
The Nicholas Family of Funds' Automatic Investment Plan provides a simple method to dollar cost average into the fund(s) of your choice.

Dollar cost averaging involves making equal systematic investments over an extended time period. A fixed dollar investment will purchase more shares when the market is low and fewer shares when the market is high. The automatic investment plan is an excellent way for you to become a disciplined investor.

The following table illustrates what dollar cost averaging can achieve. Please note that past performance is no guarantee of future results. Nicholas Company recommends dollar cost averaging as a practical investment method. It should be consistently applied for long periods (5 years or more) so that investments are made through several market cycles. The table will be updated and appear in future financial reports issued by the Nicholas Family of Funds.

                                                                                                 Nicholas Fund
                                                                                              -------------------
    $1,000 initial investment on............................................................   7/14/69*  3/31/91
    Number of years investing $100 each month following the date of initial investment......      31.7        10
    Total cash invested.....................................................................   $39,100   $13,000
    Total dividends and capital gains distributions reinvested..............................  $364,607   $14,218
    Total full shares owned at 3/31/01......................................................    12,550       423
    Total market value at 3/31/01...........................................................  $679,101   $22,875


The results above assume purchase on the last day of the month. The Nicholas Automatic Investment Plan actually invests on the 20th of each month (or on the alternate date specified by the investor). Total market value includes reinvestment of all distributions.

*Date of initial public offering.




                Officers and Directors

       ALBERT O. NICHOLAS, President and Director

                ROBERT H. BOCK, Director

               MELVIN L. SCHULTZ, Director

         DAVID L. JOHNSON, Executive Vice President

   THOMAS J. SAEGER, Executive Vice President and Secretary

         DAVID O. NICHOLAS, Senior Vice President

          LYNN S. NICHOLAS, Senior Vice President

     JEFFREY T. MAY, Senior Vice President and Treasurer

                MARK J. GIESE, Vice President

               CANDACE L. LESAK, Vice President

                         Investment Adviser
                        NICHOLAS COMPANY, INC.
                        Milwaukee, Wisconsin
                    414-272-6133 or 800-227-5987

                           Transfer Agent
                  FIRSTAR MUTUAL FUND SERVICES, LLC
                       Milwaukee, Wisconsin
                   414-276-0535 or 800-544-6547

                             Custodian
               FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                        Cincinnati, Ohio

                            Auditors
                       ARTHUR ANDERSEN LLP
                       Milwaukee, Wisconsin

                             Counsel
                      DAVIS & KUELTHAU, S.C.
                      Milwaukee, Wisconsin


        This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.